SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 4, 2011 (December 31, 2010)

VICTORY ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	2-76219-NY	87-0564472
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20341 Irvine Avenue, Suite D-6, Newport Beach, California	92660
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 480-0305

2677 N. Main Street, Suite 360, Santa Ana, California 92705

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 31, 2010, Victory Energy Corporation (the “Company”) entered into an Option Agreement dated December 20, 2010 (the “Option Agreement”) with Santiago Resources, LP, 1519 Partners, LP, Via Fortuna Minerals, LLC, Wesley G. Ritchie, and Barrier Island Minerals, LLC (collectively, the “Optionors”), whereby the Optionors granted the Company an option to acquire an oil and gas lease in a mineral interest owned by the Optionors in Padre Island, Texas.

The Option Agreement gives the Company the exclusive right to acquire an oil and gas lease in the Optionors’ mineral interest for a period of one (1) year from the effective date of the Option Agreement (the “Option Period”).  During the Option Period, the Optionors may not enter into any oil and gas lease in the mineral interest which would otherwise prevent the Company from exercising its option under the Option Agreement.  Pursuant to the terms of the Option Agreement, the Company will have full access to the land during the Option Period and may, among other things, conduct geophysical or seismic testing of the land to ascertain the potential gas reserves of the mineral interest.  As consideration for the option, the Company has agreed to pay the Optionors the amount of Twenty-Five Thousand Dollars ($25,000.00).

Tom McCall is the president of Santiago Resources, LP.  Tom McCall is also a partner in The McCall Firm, a Texas-based law firm (the “McCall Firm”).  The McCall Firm serves as the Company’s legal counsel in the State of Texas and is currently prosecuting certain litigation on behalf of the Company.  Dave McCall, Tom’s brother, is the president of 1519 Partners, LP.  Dave McCall is also a partner in the McCall Firm.  As previously reported, The McCall Firm serves as the Company’s legal counsel in the State of Texas.

A copy of the Option Agreement is attached hereto as Exhibit 99.1 and is incorporated in this report by reference.  The foregoing summary of the Option Agreement is qualified in its entirety by reference to the text of the Option Agreement filed herewith.

A copy of the Company’s press release announcing the transaction is attached hereto as Exhibit 99.2 and is incorporated in this report by reference.

Item 9.01               Financial Statements and Exhibits.

                (d)           Exhibits.

                                Exhibit No.             Description

99.1                         Option Agreement by and among Victory Energy Corporation, Santiago Resources, LP, 1519 Partners, LP, Via Fortuna Minerals, LLC, Wesley G. Ritchie, and Barrier Island Minerals, LLC dated December 20, 2010.

99.2                         Press Release of Victory Energy Corporation dated January 4, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VICTORY ENERGY CORPORATION

Dated: January 4, 2011	By:	/s/ ROBERT J. MIRANDA
Robert Miranda
Chairman and Interim CEO